PIMCO Funds
Supplement dated November 20, 2025 to the Credit Bond Funds Prospectus, dated August 1, 2025, as supplemented from time to time (the “Prospectus”)
Disclosure Related to the PIMCO High Yield Spectrum Fund
(the “Fund”)
Effective January 1, 2026, the Fund’s supplemental benchmark index is changed from the ICE BofA Developed Markets High Yield Constrained (USD Hedged) Index to the ICE BofA US High Yield Constrained Index. Accordingly, the first sentence of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Ratings (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA US High Yield Constrained Index (the “Benchmark”).
In addition, effective January 1, 2026, the third‑to‑last sentence of the first paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The average portfolio duration of the Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the Benchmark, as calculated by PIMCO, which as of October 31, 2025 was 2.70 years.
In addition, effective January 1, 2026, the last sentence of the second paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund will normally limit its net foreign currency exposure (from non‑U.S. dollar-denominated securities or currencies) to within 20% (plus or minus) of the Benchmark’s foreign currency exposure, which as of October 31, 2025 was 0%.
In addition, effective January 1, 2026, the first sentence of the third paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:
The Fund may invest, without limitation, in derivative instruments, such as futures contracts, credit default swap agreements and total return swap agreements.
Investors Should Retain This Supplement for Future Reference
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